                                                                   EXHIBIT 10.24

                      NON-QUALIFIED STOCK OPTION AGREEMENT

         AGREEMENT made as of the 13th day of October, 2006, by and between
Movie Star, Inc., a New York corporation (the "Company"), and Thomas Rende (the
"Employee").

         WHEREAS, effective on October 13, 2006 (the "Grant Date"), pursuant to the terms and conditions of the Company's Amended and Restated 1988 Stock Option
Plan (the "Plan"), the Compensation Committee of the Board of Directors of the
Company (the "Committee") authorized the grant to the Employee of an option (the
"Option") to purchase an aggregate of 150,000 shares of the authorized but unissued Common Stock of the Company, $.01 par value (the "Common Stock"), conditioned upon the Employee's acceptance thereof upon the terms and conditions set forth in this Agreement and subject to the terms of the Plan; and

         WHEREAS, the Employee desires to acquire the Option on the terms and conditions set forth in this Agreement.

         IT IS AGREED:

         1. Grant of Stock Option. The Company hereby grants the Employee the
Option to purchase all or any part of an aggregate of 150,000 shares of Common
Stock (the "Option Shares") on the terms and conditions set forth herein and subject to the provisions of the Plan.

         2. Non-Qualified Stock Option. The Option represented hereby is not intended to be an Option which qualifies as an "Incentive Stock Option" under
Section 422 of the Internal Revenue Code of 1986, as amended.

         3. Exercise Price. The exercise price of the Option shall be $1.00 per share, subject to adjustment as hereinafter provided.

         4. Exercisability. This Option is exercisable, subject to the terms and conditions of the Plan, as follows: the right to purchase 20% of the Option
Shares (30,000 shares) shall be exercisable on and after each of the first through fifth anniversaries of the Grant Date. After a portion of the Option becomes exercisable, it shall remain exercisable except as otherwise provided herein, until the

close of business on the day immediately preceding the tenth anniversary of the
Grant Date (the "Exercise Period").

         5. Effect of Termination of Employment. Except as otherwise provided below, if the Employee's employment by the Company terminates for any reason, the portion of the Option not yet exercisable on the date of termination of employment shall immediately expire. The portion of the Option which is exercisable on the date of termination of employment shall be exercisable by the
Employee at any time during the ninety (90) day period following the termination of employment; provided, however, that (i) if Employee's employment is terminated as a result of the "disability" of the Employee (as defined in the
Employment Agreement, dated as of December 10, 2004, between the Company and
Employee or any other employment agreement entered into subsequent thereto between the Company and Employee ("Employment Agreement")), then the Employee's right to exercise the Option shall terminate on the day preceding the first anniversary of the date of termination by reason of such disability; (ii) if
Employee's employment is terminated because of death (or if death occurs within ninety days after termination of the Employee's employment for reasons other than those set forth in clause (i) above), then the Option shall be exercisable by the Employee's personal representative or heirs, as the case may be, within one year after the date of death of the Employee if and to the extent that it was exercisable at the date of the termination of employment; (iii) if
Employee's employment is terminated by the Company without "Cause" as defined in the Employment Agreement or is terminated by Employee for "Good Reason" as defined in the Employment Agreement, then the portion of the Option which is exercisable on the date of termination of employment and any additional portion of the Option which would have become exercisable on or before June 30, 2009 if employment had continued through that date shall continue to become exercisable as scheduled and shall continue to be exercisable thereafter, absent the death of Employee (in which case the Option shall be exercisable by the Employee's personal representative or heirs, as the case may be, within one year after the date of death of the Employee), until the close of business on the day immediately preceding the tenth anniversary of the Grant Date; (iv) if
Employee's employment is terminated on June 30, 2009 or thereafter for any reason other than "Cause" as defined in the Employment Agreement, then the
Option shall continue to be exercisable thereafter absent the death of Employee
(in which case the Option shall be exercisable by the Employee's personal representative or heirs, as the case may be, within one year after the date of death of the Employee), until the close of business on the day immediately preceding

the tenth anniversary of the Grant Date; and (v) if Employee's employment is terminated for "Cause" as defined in the Employment Agreement, then the portion of the Option that was exercisable on the date of termination of employment shall also immediately expire.

         6. Withholding Tax. Not later than the date as of which an amount first becomes includible in the gross income of the Employee for Federal income tax purposes with respect to the Option, the Employee shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any
Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount ("Withholding Tax"). The obligations of the
Company under the Plan and pursuant to this Agreement shall be conditional upon such payment or arrangements with the Company and the Company shall, to the extent permitted by law, have the right to deduct any Withholding Taxes from any payment of any kind otherwise due to the Employee from the Company.

         7.   Adjustments.
              ------------

              7.1 In the event of a stock split, stock dividend, combination of shares, or any other similar change in the Common Stock of the Company as a whole, the Board of Directors of the Company shall make equitable, proportionate adjustments in the number and kind of shares covered by the Option and in the option price hereunder.

              7.2 In the event of any reclassification or reorganization of the outstanding shares of Common Stock other than a change covered by Section 7.1 or that solely affects the par value of such shares of Common Stock, or in the case of any merger or consolidation of the Company with or into another corporation
(other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding shares of Common Stock), the Employee shall have the right thereafter (until the expiration of the right of exercise of this Option) to receive upon the exercise hereof after such event, for the same aggregate
Exercise Price payable hereunder immediately prior to such reclassification, reorganization, merger or consolidation, the amount and kind of consideration receivable by a holder of the number of shares of Common Stock of the Company obtainable upon exercise of this Option immediately prior to such event. The provisions of this Section 7.2 shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers.

         8.   Method of Exercise.
              -------------------

              8.1 Notice to the Company. The Option shall be exercised in whole or in part by written notice in substantially the form attached hereto as
Exhibit A directed to the Company at its principal place of business accompanied by full payment as hereinafter provided of the exercise price for the number of
Option Shares specified in the notice and of the Withholding Taxes, if any.

              8.2 Delivery of Option Shares. The Company shall deliver a certificate for the Option Shares to the Employee as soon as practicable after payment therefor.

              8.3 Payment of Purchase Price. The Employee shall make cash payments by certified or bank check, in each case payable to the order of the
Company; the Company shall not be required to deliver certificates for Option
Shares until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof and of the Withholding Taxes, if any.

         9. Nonassignability. The Option shall not be assignable or transferable except by will or by the laws of descent and distribution in the event of the death of the Employee. No transfer of the Option by the Employee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option.

         10. Company Representations. The Company hereby represents and warrants to the Employee that:

              (i) the Company, by appropriate and all required action, is duly authorized to enter into this Agreement and consummate all of the transactions contemplated hereunder; and

              (ii) the Option Shares, when issued and delivered by the Company to the Employee in accordance with the terms and conditions hereof, will be duly and validly issued and fully paid and non-assessable.

         11. Employee Representations. The Employee hereby represents and warrants to the Company that:

              (i) he is acquiring the Option and shall acquire the Option Shares for his own account and not with a view towards the distribution thereof;

              (ii) he has received a copy of all reports and documents required to be filed by the Company with the Commission pursuant to the Exchange Act within the last 24 months and all reports issued by the Company to its stockholders;

              (iii) he understands that he must bear the economic risk of the investment in the Option Shares, which cannot be sold by him unless they are registered under the Securities Act of 1933 (the "1933 Act") or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the 1933 Act;

              (iv) in his position with the Company, he has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (ii) above;

              (v) he is aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein;
and

              (vi) in the absence of an effective registration statement under the 1933 Act, the certificates evidencing the Option Shares shall bear the following legend:

                  "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of
         1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

         12. Restriction on Transfer of Option Shares. Anything in this
Agreement to the contrary notwithstanding, the Employee hereby agrees that he shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him without registration under the 1933 Act, or in the event that they are not so registered, unless (i) an exemption from the 1933 Act registration requirements is

available thereunder, and (ii) the Employee has furnished the Company with notice of such proposed transfer and the Company's legal counsel, in its reasonable opinion, shall deem such proposed transfer to be so exempt.

         13.  Miscellaneous.
              --------------

              13.1 Notices. All notices, requests, deliveries, payments, demands and other communications which are required or permitted to be given under this
Agreement shall be in writing and shall be either delivered personally or sent by registered or certified mail, or by private courier, return receipt requested, postage prepaid to the parties at their respective addresses set forth herein, or to such other address as either shall have specified by notice in writing to the other. Notice shall be deemed duly given hereunder when delivered or mailed as provided herein.

              13.2 Plan Paramount; Conflicts with Plan. This Agreement and the
Option shall, in all respects, be subject to the terms and conditions of the
Plan, whether or not stated herein. In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall in all respects be controlling.

              13.3 Stockholder Rights. The Employee shall not have any of the rights of a stockholder with respect to the Option Shares until such shares have been issued after the due exercise of the Option.

              13.4 Waiver. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

              13.5 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. This
Agreement may not be amended except by writing executed by the Employee and the
Company.

              13.6 Binding Effect; Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent not prohibited herein, their respective heirs, successors, assigns and representatives. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto and as provided above, their respective heirs, successors, assigns and representatives any rights, remedies, obligations or liabilities.

              13.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to choice of law provisions.

              13.8 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this
Agreement.

              13.9 Section 409A. The Option granted hereunder is intended to be exempt from the provisions of Section 409A of the Internal Revenue Code of 1986,
as amended ("Section 409A"). To the extent that the Options or any payments or benefits provided hereunder are considered deferred compensation subject to
Section 409A, the Company intends for this Agreement and the Option to comply with the standards for nonqualified deferred compensation established by Section
409A (the "409A Standards"). Notwithstanding anything herein to the contrary, to the extent that any terms of this Agreement or the Option would subject the
Employee to gross income inclusion, interest or an additional tax pursuant to
Section 409A, those terms are to that extent superseded by the 409A Standards.
The Company reserves the right to amend the Option granted hereunder to cause such Option to comply with or be exempt from Section 409A.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.

EMPLOYEE:                                MOVIE STAR, INC.

/s/ Thomas Rende                         By: /s/ Saul Pomerantz
-----------------------------------          -----------------------------------
Name:  Thomas Rende                          Saul Pomerantz
                                             Executive Vice President
Address:

                                                                       EXHIBIT A

                      FORM OF NOTICE OF EXERCISE OF OPTION

--------------------
       DATE

Movie Star, Inc.
1115 Broadway
11th Floor
New York, New York 10010

Attention:  The Board of Directors

                           Re:      Purchase of Option Shares
                                    -------------------------

Gentlemen:

              In accordance with my Stock Option Agreement dated as of October
13, 2006 ("Agreement") with Movie Star, Inc. (the "Company"), I hereby irrevocably elect to exercise the right to purchase _________ shares of the
Company's common stock, par value $.01 per share ("Common Stock"), which are being purchased for investment and not for resale.

              As payment for my shares, enclosed is a certified or bank check
payable to Movie Star, Inc. in the sum of $             .

              I hereby represent, warrant to, and agree with, the Company that

                           (i) I acquired the Option and shall acquire the
         Option Shares for my own account and not with a view towards the distribution thereof;

                           (ii) I have received a copy of all reports and
         documents required to be filed by the Company with the Commission pursuant to the Exchange Act within the last 24 months and all reports issued by the Company to its stockholders;

                           (iii) I understand that I must bear the economic risk
         of the investment in the Option Shares, which cannot be sold by me unless they are registered under the Securities Act of 1933 (the "1933
         Act") or an exemption therefrom is available thereunder and that the
         Company is under no obligation to register the Option Shares for sale under the 1933 Act;

                           (iv) in my position with the Company, I have had both
         the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (ii) above;

                           (v) I am aware that the Company shall place stop
         transfer orders with its transfer agent against the transfer of the
         Option Shares in the absence of registration under the

         1933 Act or an exemption therefrom as provided herein;

                           (vi) my rights with respect to the Option Shares
         shall, in all respects, be subject to the terms and conditions of this
         Company's Amended and Restated 1988 Stock Option Plan and this
         Agreement; and

                           (vii) in the absence of an effective registration
         statement under the 1933 Act, the certificates evidencing the Option
         Shares shall bear the following legend:

                           "The shares represented by this certificate have been
                           acquired for investment and have not been registered
                           under the Securities Act of 1933. The shares may not
                           be sold or transferred in the absence of such
                           registration or an exemption therefrom under said
                           Act."

Kindly forward to me my certificate at your earliest convenience.

Very truly yours,

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(Signature)                         (Address)

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(Print Name)                        (Address)

                                    ------------------------------
                                    (Social Security Number)

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